Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan MFS Core Bond Portfolio

Supplement dated January 7, 2019

to the Portfolio’s Summary Prospectus, Prospectus and

Statement of Additional Information dated

May 1, 2018, as supplemented and amended to date

Portfolio Manager Change. Peter Simons has announced his intention to leave J.P. Morgan Investment Management Inc. (“JPMIM”), effective June 15, 2019, and will cease acting as a portfolio manager for the SA JPMorgan MFS Core Bond Portfolio, effective December 31, 2018. Mr. Simons will continue with his duties at JPMIM until such date. Accordingly, as of December 31, 2018, all references to Mr. Simons in the Prospectuses and Statement of Additional Information are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-JCB1 (01/19)